Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made and entered into as of February 17, 2015, by and among Cirque Energy, Inc., a Florida corporation (the “Company”), and each of the purchasers listed on Exhibit A attached hereto (collectively, the “Purchasers” and individually, a “Purchaser”).

Recitals

A.           The Company desires to issue and sell to the Purchasers, and the Purchasers desire to Purchase from the Company, up to 25,000 shares of Class D Convertible Preferred Stock (“Class D Preferred Stock”), of the Company, on the terms and subject to the conditions set forth in this Securities Purchase Agreement.

B.           The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

The parties hereto agree as follows:

1.          Agreement To Purchase And Sell Stock.

(a)          Authorization. The Company’s Board of Directors has authorized the issuance and sale, pursuant to the terms and conditions of this Agreement, of up to 50,000 shares of Class D Preferred Stock (the “Shares” or the “Securities”).

(b)          Agreement to Purchase and Sell Securities. On the terms and subject to the conditions contained in this Agreement, each Purchaser severally agrees to purchase, and the Company agrees to sell and issue to each Purchaser, at Closing (as defined below), that number of Securities set forth on such Purchaser’s signature page. The purchase price of each Share shall be $10.00.

(c)          Use of Proceeds. The Company intends to apply the net proceeds from the sale of the Securities for working capital and general corporate purposes, as well as for strategic purposes in connection with selected acquisitions that may be considered in the future.

(d)          Obligations Several Not Joint. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

2.          Closing. The initial closing and all subsequent closings of the purchase and sale of the Securities shall take place at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York 10006 at such time and place as the Company shall determine (each of which time and place are referred to in this Agreement as a “Closing”). At each Closing, each Purchaser shall deliver to the Company, via wire transfer or a certified check, immediately available funds for full payment of the purchase price for the Securities purchased by such Purchaser as specified in Section 1(b), and the Company shall deliver to each Purchaser its respective Shares registered in the name of each Purchaser (or in such nominee name(s) as designated by such Purchaser in the Stock Certificate Questionnaire (attached hereto as Appendix I) (the “Stock Certificate Questionnaire”), representing the appropriate number of Shares based on the number of Shares to be purchased by such Purchaser as set forth on such Purchaser’s signature page, and bearing the legend set forth in Section 4(j) herein. Closing documents may be delivered by facsimile with original signature pages sent by overnight courier. The date of each Closing is referred to herein as a “Closing Date.”

3.          Representations and Warranties of The Company. The Company hereby represents and warrants to each Purchaser that the statements in this Section 3 are true and correct:

(a)          Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed. The Company has all corporate power and authority required to carry on its business as presently conducted and as described in the SEC Documents (as described below), and the Company has all corporate power and authority required to enter into this Agreement and the other agreements, instruments and documents contemplated hereby, and to consummate the transactions contemplated hereby and thereby. The Company is duly qualified as a foreign entity to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. As used in this Agreement “Subsidiaries” means any entity in which the Company owns, directly or indirectly, 100% of the capital stock. Further, as used in this Agreement, “Material Adverse Effect” means a material adverse effect on, or a material adverse change in, or a group of such effects on or changes in, the business, operations, condition, financial or otherwise, results of operations, prospects, assets or liabilities of the Company and its subsidiaries, taken as a whole.

(b)          Capitalization. The capitalization of the Company, without including the Securities to be purchased pursuant to this Agreement, is as follows:

(i)          The authorized capital stock of the Company consists of 300,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”), and 20,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”). 13,420 shares of Preferred Stock have been designated as the Class A Convertible Preferred Stock (the “Class A Shares”), 100,000 shares of Preferred Stock have been designated as the Class B Convertible Preferred Stock (the “Class B Shares”), 100,000 shares of Preferred Stock have been designated as the Class C Convertible Preferred Stock (the “Class C Shares”), and 50,000 shares of Preferred Stock have been designated as the Class D Convertible Preferred Stock.

(ii)         As of the date of this Agreement, the issued and outstanding capital stock of the Company consisted of 192,532,405 shares of Common Stock, 13,420 Class A Shares, 38,193 Class B Shares, 24,340 Class C Shares and no Class D Shares. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights. All such shares have been issued in compliance with applicable securities laws.

(c)          Subsidiaries. The Company has no Subsidiaries.

(d)          Due Authorization. All corporate actions on the part of the Company necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under this Agreement and the authorization, issuance, reservation for issuance and delivery of all of the Securities being sold under this Agreement have been taken, no further consent or authorization of the Company or the Board of Directors or its stockholders is required, and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as may be limited by (A) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors’ rights generally and (B) the effect of rules of law governing the availability of equitable remedies and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

(e)          Valid Issuance of Securities.

(i)          Securities. The Shares will be, upon payment therefore by the Purchasers in accordance with this Agreement (and the Conversion Shares as defined and in accordance with the Certificate of Designation of the Class D Preferred Stock), duly authorized, validly issued, fully paid and non-assessable, free from all taxes, liens, claims, encumbrances with respect to the issuance of such Securities and will not be subject to any pre-emptive rights or similar rights.

(ii)         Compliance with Securities Laws. Subject to the accuracy of the representations made by the Purchasers in Section 4 hereof, the Securities (assuming no unlawful redistribution of the Securities by the Purchasers or other parties as of the date hereof) will be issued to the Purchasers in compliance with applicable exemptions from (A) the registration and prospectus delivery requirements of the Securities Act and (B) the registration and qualification requirements of all applicable securities laws of the states of the United States.

(f)          Consents and Approvals. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, or notice to, any federal, state or local governmental authority or self-regulatory agency or any other person on the part of the Company is required in connection with the issuance of the Securities to the Purchasers, or the consummation of the other transactions contemplated by this Agreement, except (i) such filings as have been made prior to the date hereof and (ii) such additional post-Closing filings as may be required to comply with applicable state and federal securities laws.

(g)          Non-Contravention. The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby (including issuance of the Securities), do not: (i) contravene or conflict with the Articles of Incorporation of the Company, as amended to date (the “Articles of Incorporation”), or the Bylaws of the Company, as amended to date (the “Bylaws”); (ii) constitute a violation of any provision of any federal, state, local or foreign law, rule, regulation, order or decree applicable to the Company; or (iii) constitute a default (or an event that with notice or lapse of time or both would become a default) or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any material benefit to which the Company is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of the Company under, any material contract to which the Company is a party or any material permit, license or similar right relating to the Company or by which the Company may be bound or affected.

(h)          Litigation. There is no action, suit, proceeding, claim or arbitration (“Action”) pending or, to the Company’s knowledge, threatened in writing: (i) against the Company, its activities, properties or assets, or any officer, director or employee of the Company in connection with such officer’s, director’s or employee’s relationship with, or actions taken on behalf of, the Company, that is reasonably likely to have a Material Adverse Effect; or (ii) that seeks to prevent, enjoin, alter, challenge or delay the transactions contemplated by this Agreement (including the issuance of the Securities).

(i)          Compliance. The Company is not in violation or default of any provisions of the Articles of Incorporation or the Bylaws and the Company is not in violation or default of any provisions of its organizational documents. The Company has complied and is currently in compliance with all applicable statutes, laws, rules, regulations and orders of the United States of America and all states thereof, and other governmental bodies and agencies having jurisdiction over the Company’s businesses or properties, except for any instance of non-compliance that has not had, and would not reasonably be expected to have, a Material Adverse Effect.

(j)          SEC Documents. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. The Company has made available, by reference to SEC’s web site www.sec.gov, to the Purchasers prior to the date hereof copies of its Quarterly Report on Form 10-Q for the period ended September 30, 2014 (the “Form 10-Q”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the “Form 10-K”) and any Current Report on Form 8-K for events occurring since December 31, 2013 (“Forms 8-K”) filed by the Company with the SEC (the Form 10-Q, Form 10-K and the Forms 8-K are collectively referred to herein as the “SEC Documents”). Each of the SEC Documents, as of the respective dates thereof (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each SEC Document, as it may have been subsequently amended by filings made by the Company with the SEC prior to the date hereof, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Document.

(k)          Title to Property and Assets. Except as set forth in the SEC Documents, the properties and assets of the Company are owned by the Company free and clear of all mortgages, deeds of trust, liens, charges, encumbrances and security interests except for (i) statutory liens for the payment of current taxes that are not yet delinquent and (ii) liens, encumbrances and security interests that arise in the ordinary course of business and do not in any material respect affect the properties and assets of the Company. With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects.

(l)          Taxes. The Company has filed or has valid extensions of the time to file all necessary federal, state, and local tax returns due prior to the date hereof and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of any material tax deficiency that has been or might be asserted or threatened against it or any of its Subsidiaries.

(m)        Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

(n)          Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(o)          Investment Company. The Company is not now, and after the sale of the Securities under this Agreement and the application of the net proceeds from the sale of the Securities described in Section 1(b) herein will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(q)          Brokers. Neither the Company nor any Subsidiary has any liability to pay any fees, commissions or other similar compensation to any broker, finder, investment banker, financial advisor or other similar person in connection with the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(r)          Purchaser Representations. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4 hereof.

(s)          No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers engaged by the Company.

(t)          Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

4.          Representations, Warranties and Certain Agreements of The Purchasers. Each Purchaser hereby represents and warrants to the Company, severally and not jointly, and agrees that:

(a)          Organization, Good Standing and Qualification. The Purchaser has all corporate, membership or partnership power and authority required to enter into this Agreement and the other agreements, instruments and documents contemplated hereby, and to consummate the transactions contemplated hereby and thereby.

(b)          Authorization. The execution of this Agreement has been duly authorized by all necessary corporate, membership or partnership action on the part of the Purchaser. This Agreement constitutes the Purchaser’s legal, valid and binding obligation, enforceable in accordance with its terms, except (i) as may be limited by (A) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (B) the effect of rules of law governing the availability of equitable remedies and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

(c)          Litigation. There is no Action pending to which such Purchaser is a party that is reasonably likely to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

(d)          Purchase for Own Account. The Securities are being acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such securities in compliance with applicable federal and state securities laws. The Purchaser also represents that it has not been formed for the specific purpose of acquiring the Securities.

(e)          Investment Experience. The Purchaser understands that the purchase of the Securities involves substantial risk. The Purchaser has experience as an investor in securities of companies and acknowledges that it can bear the economic risk of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Securities and protecting its own interests in connection with this investment.

(f)          Accredited Investor Status. The Purchaser is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

(g)          Reliance Upon Purchaser’s Representations. The Purchaser understands that the issuance and sale of the Securities to it will not be registered under the Securities Act on the ground that such issuance and sale will be exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof, and that the Company’s reliance on such exemption is based on each Purchaser’s representations set forth herein.

(h)          Receipt of Information. The Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance and sale of the Securities and the business, properties, prospects and financial condition of the Company and to obtain any additional information requested and has received and considered all information it deems relevant to make an informed decision to purchase the Securities. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of such information and the Company’s representations and warranties contained in this Agreement.

(i)          Restricted Securities. The Purchaser understands that the Securities have not been registered under the Securities Act and will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless (i) pursuant to an effective registration statement under the Securities Act, (ii) such holder provides the Company with an opinion of counsel, in form and substance reasonably acceptable to the Company, to the effect that a sale, assignment or transfer of the Securities may be made without registration under the Securities Act and the transferee agrees to be bound by the terms and conditions of this Agreement, or (iii) such holder provides the Company with reasonable assurances (in the form of seller and broker representation letters) that the Securities or the Conversion Shares underlying the Securities, as the case may be, can be sold pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”).

For the purposes of this Agreement, an “Affiliate” of any specified Purchaser means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Purchaser. For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(j)          Legends. The Purchaser agrees that the certificates for the Shares and the Conversion Shares underlying the Shares shall bear the following legend and that the Purchaser will comply with the restrictions on transfer set forth in such legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

(k)          Questionnaires. The Purchaser has completed or caused to be completed the Stock Certificate Questionnaire, and the answers to such questionnaires are true and correct as of the date of this Agreement..

(l)          Prohibited Transactions. During the last thirty (30) days prior to the date hereof, neither such Purchaser nor any Affiliate of such Purchaser, foreign or domestic, has, directly or indirectly, effected or agreed to effect any “short sale” (as defined in Rule 200 under Regulation SHO), whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock, borrowed or pre-borrowed any shares of Common Stock, or granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Company’ securities (each, a “Prohibited Transaction”).

5.          Conditions to The Purchaser’s Obligations at the Closing. The obligations of the Purchasers under Section 1(b) of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

(a)          Representations and Warranties True. Each of the representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of the date hereof (provided, however, that such materiality qualification shall only apply to representations or warranties not otherwise qualified by materiality) and on and as of the date of the Closing with the same effect as though such representations and warranties had been made as of the Closing; provided, however, that if a representation and warranty is made as of a specific date, it shall be true and correct in all material respects only as of such date.

(b)          Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein; provided, however, that the Company may furnish to each Purchaser a facsimile copy of stock certificate representing the Securities, with the original stock certificate held in trust by counsel for the Company until delivery thereof on the next business day.

(c)          Agreement. The Company shall have executed and delivered to the Purchasers this Agreement.

(d)          No Statute or Rule Challenging Transaction. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization or the staff of any of the foregoing, having authority over the matters contemplated hereby that questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

(e)          Other Actions. The Company shall have executed such certificates, agreements, instruments and other documents, and taken such other actions as shall be customary or reasonably requested by the Purchasers in connection with the transactions contemplated hereby.

6.          Conditions to The Company’s Obligations at the Closing. The obligations of the Company to the Purchasers under this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

(a)          Representations and Warranties True. The representations and warranties of the Purchasers contained in Section 4 shall be true and correct in all material respects on and as of the date hereof (provided, however, that such materiality qualification shall only apply to representations and warranties not otherwise qualified by materiality) and on and as of the date of the Closing with the same effect as though such representations and warranties had been made as of the Closing.

(b)          Performance. The Purchasers shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

(c)          Agreement. The Purchasers shall have executed and delivered to the Company this Agreement (and Appendix I hereto).

(d)          Securities Exemptions. The offer and sale of the Securities to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

(e)          Payment of Purchase Price. The Purchasers shall have delivered to the Company by wire transfer of immediately available funds, full payment of the purchase price for the Securities as specified in Section 1(b).

(f)          No Statute or Rule Challenging Transaction. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization or the staff of any of the foregoing, having authority over the matters contemplated hereby that questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

7.          Registration Rights. If at any time the Company shall determine to register under the Securities Act of 1933, as amended (including pursuant to a demand of any shareholder of the Company exercising registration rights) any of its Common Stock (other than a registration statement on Form S-4 or S-8), it shall send to the Purchasers, written notice of such determination at least thirty (30) days prior to the filing of any registration statement and, if within fifteen (15) days after receipt of such notice, the Purchasers, shall so request in writing, the Company shall use its commercially reasonable efforts to include in such registration statement all of the Registrable Shares that such Purchasers request to be registered, subject to the rules, regulations, and interpretations of the SEC, including, without limitation Rule 415 under the Securities Act.  For purposes of this Article VII, the term "Registrable Shares" means the Conversion Shares and includes any shares of Common Stock that may be issued as a result of a stock split, dividend or other distribution with respect to or in exchange for or in replacement of the Shares or Conversion Shares. Notwithstanding the above, as to any particular Registrable Shares, such securities shall cease to be Registrable Shares when (i) a registration statement has been declared effective by the SEC and such Registrable Shares have been disposed of by pursuant to such registration statement, (ii) such Registrable Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 are met, or (iii) such time as such Registrable Shares have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act.

8.          Miscellaneous.

(a)          Successors and Assigns. The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers holding a majority of the total aggregate number of Securities then outstanding (excluding any shares sold to the public pursuant to Rule 144 or otherwise). A Purchaser may assign its rights under this Agreement to any person to whom the Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound by the terms and provisions of this Agreement, and such transfer is in compliance with the terms and provisions of this Agreement and the Certificate of Designation of Class D Preferred Stock, and permitted by federal and state securities laws.

(b)          Governing Law. This Agreement will be governed by and construed and enforced under the internal laws of the State of Florida, without reference to principles of conflict of laws or choice of laws. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(c)          Survival. The representations and warranties of the Company and the Purchasers contained in Sections 3 and 4 of this Agreement shall survive until the second anniversary of the Closing Date.

(d)          Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(e)          Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules will, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by reference.

(f)          Notices. Any notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered (i) personally by hand or by courier, (ii) mailed by United States first-class mail, postage prepaid or (iii) sent by facsimile directed (A) if to a Purchaser, at such Purchaser’s address or facsimile number set forth on such Purchaser’s signature page to this Agreement, or at such address or facsimile number as such Purchaser may designate by giving at least ten days’ advance written notice to the Company or (B) if to the Company, to its address or facsimile number set forth below, or at such other address or facsimile number as the Company may designate by giving at least ten days’ advance written notice to the Purchaser. All such notices and other communications shall be deemed given upon (I) receipt or refusal of receipt, if delivered personally, (II) three days after being placed in the mail, if mailed, or (III) confirmation of facsimile transfer, if faxed.

The address of the Company for the purpose of this Section 8(f) is as follows:

Cirque Energy, Inc.

Penobscot Building, 645 Griswold Street, Suite 3274

Detroit, MI 48226

Tel: (888) 963-2622

Fax:

Attention: Joseph DuRant

with a copy to:

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, NY 10018

Tel: (212) 930-9700

Fax: (212) 930-9725

Attention: Marc J. Ross, Esq.

(g)          Amendments and Waivers. This Agreement may be amended and the observance of any term of this Agreement may be waived only with the written consent of the Company and the Purchasers holding a majority of the total aggregate number of Securities then outstanding (excluding any shares sold to the public pursuant to Rule 144 or otherwise). Any amendment effected in accordance with this Section 8(g) will be binding upon the Purchasers, the Company and their respective successors and permitted assigns.

(h)          Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

(i)          Entire Agreement. This Agreement, together with all exhibits and schedules hereto and thereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

(j)          No Additional Agreements. The Company does not have any written or oral contract, agreement, arrangement or understanding with any Purchaser with respect to the transactions contemplated by this Agreement other than as expressly stated herein.

(k)          Further Assurances. From and after the date of this Agreement, upon the request of the Company or the Purchasers, the Company and the Purchasers will execute and deliver such instruments, documents or other writings, and take such other actions, as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

(l)          Meaning of Include and Including. Whenever in this Agreement the word “include” or “including” is used, it shall be deemed to mean “include, without limitation” or “including, without limitation,” as the case may be, and the language following “include” or “including” shall not be deemed to set forth an exhaustive list.

(m)          Fees, Costs and Expenses. All fees, costs and expenses (including attorneys’ fees and expenses) incurred by any party hereto in connection with the preparation, negotiation and execution of this Agreement and the exhibits and schedules hereto and the consummation of the transactions contemplated hereby and thereby shall be the sole and exclusive responsibility of such party. In addition, the Company will pay the costs associated with any filings with, or compliance with any of the requirements of any governmental authorities.

(n)          8-K Filing; Standstill. On or before 5:30 p.m., eastern time, on the fourth business day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement in the form required by the Exchange Act and attaching this Agreement as an exhibit to such filing (the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, the Purchasers as a consequence of participating in the transactions contemplated by this Agreement shall not be in possession of any material, nonpublic information received from the Company or any of its officers, directors, employees or agents authorized to disclose such information, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its officers, directors, employees and agents, not to, provide the Purchasers with any material, nonpublic information regarding the Company or any of its subsidiaries from and after the filing of the 8-K Filing with the SEC without the consent of the Purchasers. If a Purchaser has, or believes it has, received any such material, nonpublic information regarding the Company prior to the Closing Date, it shall provide the Company with written notice thereof and the Company shall within five (5) business days thereafter, make public disclosure of such material, nonpublic information if permitted under applicable law or without breach or violation of any agreement, contract or other obligation of the Company unless the Board of Directors of the Company shall determine that such disclosure would reasonably be expected to result in a material and adverse effect on the Company or its business, prospects, finances or properties.

(o)          Reserved.

(p)          Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each Purchaser and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(q)          Several Liability; Advice. Each Purchaser agrees that no other Purchaser nor the respective controlling persons, officers, directors, partners, agents or employees of any other Purchaser shall be liable to such Purchaser for any losses incurred by such Purchaser in connection with its investment in the Company. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation (including without limitation any other Purchaser), other than the Company and its officers and directors (acting in their capacity as representatives of the Company), in deciding to invest and in making its investment in the Company. The Company acknowledges that no Purchaser is acting or has acted as an advisor, agent or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and any advice given by any Purchaser or any of its representatives in connection with this Agreement is merely incidental to the Purchasers’ purchase of securities of the Company hereunder.

(r)          Form D Filing. The Company hereby agrees that it shall file in a timely manner a Form D relating to the sale of the Securities under this Agreement, pursuant to Regulation D promulgated under the Securities Act.

The parties hereto have executed this Agreement as of the date and year first above written.

Cirque Energy, Inc.

By:
Joseph DuRant
Chief Executive Officer

[PURCHASER SIGNATURE PAGES TO FOLLOW]

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF FEBRUARY __, 2015

BY AND AMONG

CIRQUE ENERGY, INC.

AND EACH PURCHASER NAMED THEREIN

The undersigned hereby executes and delivers to Cirque Energy, Inc., the Securities Purchase Agreement (the “Agreement”) to which this signature page is attached, which Agreement and signature page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Number of Shares: __________

Name of Purchaser

Signature:

By:

Title:

Address:

Telephone:

Fax:

Tax ID Number:

EXHIBIT A

Schedule of Purchasers

Appendix I

STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name that the Securities are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Securities and the Registered Holder listed in response to item 1 above:

3.	The mailing address of the Registered Holder listed in response to item 1 above:

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above: